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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Nancy A. Michaud, as his or her true and lawful attorney-in-fact and agent, with full power of substitution, to sign and execute on behalf of the undersigned any Registration Statements filed under the Securities Act of 1933 or any amendment or amendments to such Registration Statements relating to securities to be issued under the Master Deferred Compensation Plan; and to perform any acts necessary to be done in order to file such Registration Statement with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and each of the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or her substitutes, shall do or cause to be done by virtue hereof.

SIGNATURE                                                         DATE


/s/ DON R. GRABER                                            August 20, 1998
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Don R. Graber, Chairman of the Board,
President and Chief Executive Officer,
Director
(Principal executive officer)


/s/ THOMAS A. FREDERICK                                      August 28, 1998
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Thomas A. Frederick, Vice President - Finance,
Chief Financial Officer and Treasurer
(Principal financial officer)


/s/ TIMOTHY G. HOWARD                                        August 28, 1998
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Timothy G. Howard, Vice President - Controller
(Principal accounting officer)


DIRECTORS:                                                        DATE


/s/ W. ANTHONY HUFFMAN                                       August 20, 1998
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W. Anthony Huffman


/s/ LINDA B. KEENE                                           August 20, 1998
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Linda B. Keene




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DIRECTORS:                                                        DATE:


/s/ JACK D. MICHAELS                                         August 20, 1998
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Jack D. Michaels


/s/ DONALD K. MILLER                                         August 20, 1998
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Donald K. Miller


/s/ JAMES F. ROBESON                                         August 20, 1998
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James F. Robeson


/s/ PATRICK W. ROONEY                                        August 20, 1998
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Patrick W. Rooney


/s/ THOMAS C. SULLIVAN                                       August 20, 1998
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Thomas C. Sullivan


/s/ JOSEPH P. VIVIANO                                        August 20, 1998
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Joseph P. Viviano